UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 6, 2025

Baxter International Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224)948-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 6, 2025, Baxter International Inc. (the Company) held its 2025 Annual Meeting. Of the 512,972,866 shares outstanding and entitled to vote, 481,459,559 shares were represented at the meeting, constituting a quorum of approximately 93.9%. The following is a summary of the matters voted on at the 2025 Annual Meeting.
(a)The ten nominees for director were elected as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
William A. Ampofo II	443,626,359	2,211,047	352,375	35,269,778
Jeffrey A. Craig	437,056,325	8,811,496	321,960	35,269,778
Patricia B. Morrison	440,771,932	4,753,408	664,441	35,269,778
Stephen N. Oesterle, M.D.	440,327,533	5,545,714	316,534	35,269,778
Stephen H. Rusckowski	440,401,469	5,458,061	330,251	35,269,778
Nancy M. Schlichting	435,099,925	10,790,833	299,023	35,269,778
Brent Shafer	422,759,211	23,105,756	324,814	35,269,778
Cathy R. Smith	414,101,964	31,783,791	304,026	35,269,778
Amy A. Wendell	439,132,741	6,753,745	303,295	35,269,778
David S. Wilkes, M.D.	440,741,972	4,760,855	686,954	35,269,778
(b)By the following vote, stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers for 2024:

For	Against	Abstain	Broker Non-Votes
405,175,420	40,433,760	580,601	35,269,778
(c)By the following vote, stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025:

For	Against	Abstain
444,504,942	36,562,809	391,808
(d)By the following vote, stockholders did not approve the stockholder proposal relating to executives retaining significant stock:

For	Against	Abstain	Broker Non-Votes
165,047,077	280,186,597	956,107	35,269,778

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 8, 2025	BAXTER INTERNATIONAL INC.

	By:	/s/ Ellen K. Bradford
	Name:	Ellen K. Bradford
	Title:	Senior Vice President and Corporate Secretary